SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2002

PERSONNEL GROUP OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13956	56-1930691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five LakePointe Plaza, 2nd Floor
2709 Water Ridge Parkway
Charlotte, North Carolina 28217

(Address of Principal Executive Offices)
(Zip Code)

(704) 442-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

SIGNATURES
Exhibit Index
Press Release dated November 18,2002

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	The following exhibits are filed as part of this report.

     Exhibit 99.1 – Press release dated November 18, 2002

Item 9. Regulation FD Disclosure.

     On November 18, 2002, Personnel Group of America, Inc. (the “Company”) issued a press release commenting on an announcement made by the New York Stock Exchange (“NYSE”) of its intent to suspend trading in the Company’s common stock on the NYSE and to seek delisting.

     A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2002

PERSONNEL GROUP OF AMERICA, INC.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr. Senior Vice President

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Exhibit Index

Exhibit	Exhibit No.

Press release dated November 18, 2002	99.1

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